News Release

FOR RELEASE: October 15, 2014

TRANSOCEAN ANNOUNCES OFFERING OF SHARES AND SECOND LIEN SENIOR SECURED BONDS OF CALEDONIA OFFSHORE DRILLING COMPANY

ZUG, SWITZERLAND - October 15, 2014 - Transocean Ltd. (NYSE: RIG) (SIX: RIGN) announced today that Transocean Inc. (collectively with Transocean Ltd., “Transocean”), its wholly-owned subsidiary, intends to proceed with an unregistered offering of shares of Caledonia Offshore Drilling Company (“Caledonia”), a wholly owned subsidiary of Transocean, in connection with an offering being made to eligible investors in Norway and to eligible institutional investors internationally. The proposed offering of shares, which represents a minority interest in Caledonia’s share capital, is intended to raise between $125 million and $185 million, with the net proceeds received by Transocean.

Caledonia also proposes to make an unregistered offering of second lien senior secured bonds issued by Caledonia. The proposed offering of second lien senior secured bonds is intended to raise $350 million. The net proceeds received by Caledonia, together with the proceeds expected to be received by Caledonia under a first lien bank facility, will be used to finance the acquisition by Caledonia of certain drilling rigs located in the U.K. North Sea from subsidiaries of Transocean. Transocean, or one of its affiliates, intends to purchase all of the second lien senior secured bonds issued by Caledonia in the bond offering.

These offerings represent an incremental step in the execution of Transocean’s asset strategy and provide the company with a flexible mechanism to maximize the value of its non-core rigs. The transactions are expected to close in the fourth quarter of 2014, subject to market and other customary conditions.

THIS ANNOUNCEMENT DOES NOT CONSTITUTE OR FORM PART OF AN OFFER OR SOLICITATION OF AN OFFER TO PURCHASE OR SUBSCRIBE FOR SECURITIES IN THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES EXCEPT PURSUANT TO AN APPLICABLE EXEMPTION FROM REGISTRATION. NO PUBLIC OFFERING OF SECURITIES IS BEING MADE IN THE UNITED STATES.

Forward-Looking Statements
The statements described in this press release that are not historical facts, including the expected use of proceeds, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Factors impacting these forward-looking statements include but are not limited to general market conditions, conditions in the financial markets, customary closing conditions, operating hazards and delays, risks associated with the formation and separation of Caledonia, risk associated with international operations, actions by customers and other third parties, the future prices of oil and gas and other factors, including those discussed in Transocean's most recent Form 10-K for the year ended December 31, 2013 and in the company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or expressed or implied by such forward-looking statements including, without limitation, that Transocean’s or Caledonia’s business plans may change as circumstances warrant, Transocean or Caledonia may not ultimately complete either or both of the offerings described herein and Transocean or Caledonia may not be able to complete proposed actions on any timetable indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and neither Transocean nor Caledonia undertakes any obligation to publicly update or revise any forward-looking statements.

This disclosure does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, and it does not constitute an offering prospectus within the meaning of article 652a or article 1156 of the Swiss Code of Obligations or a listing prospectus within the meaning of the listing rules of the SIX Swiss Exchange. The offering of shares will be made in reliance of applicable exemptions from the requirement to publish a prospectus within the meaning of the prospectus directive (Directive 2003/71/EEA) as amended in accordance with chapter 7 of the Norwegian Securities Trading Act. Investors must rely on their own evaluation of Transocean Ltd. and its securities, including the merits and risks involved. Nothing contained herein is, or shall be relied on as, a promise or representation as to the future performance of Transocean Ltd.

NOT FOR RELEASE IN CANADA, AUSTRALIA OR JAPAN